Lincoln Variable Insurance Products Trust

LVIP Franklin Templeton Value Managed Volatility Fund

Supplement Dated July 29, 2019

to the Prospectus, Summary Prospectus,

and the Statement of Additional Information

dated May 1, 2019

This Supplement updates certain information in the Prospectus, Summary Prospectus and Statement of Additional Information for the LVIP Franklin Templeton Value Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

On June 5, 2019, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) approved an Agreement and Plan of Reorganization, pursuant to which the LVIP Franklin Templeton Value Managed Volatility Fund (“Acquired Fund”) would be merged with and into the LVIP BlackRock Dividend Value Managed Volatility Fund (“Acquiring Fund”), each a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for contract owners of variable annuity contracts or variable life insurance policies (“Contract Owners”). More information about the Acquiring Fund and the definitive terms of the Reorganization will be included in the proxy materials which will be sent to Contract Owners on or about August 29, 2019.

The Reorganization is subject to certain conditions, including the approval of shareholders of the Acquired Fund. Proxy materials regarding the Reorganization will be distributed to Contract Owners, as applicable, who, as of the close of business on June 28, 2019 (“Record Date”), have selected the Acquired Fund as an underlying investment option. A meeting of shareholders, as of the Record Date, to consider the Reorganization will be held on October 31, 2019, and the Reorganization is expected to be completed on or about November 15, 2019 (“Closing Date”).

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. The prospectus/proxy statement will contain important information about the Acquiring Fund’s objectives, fees, expenses, strategies and risks. The prospectus/proxy statement will also be available for free on the SEC’s website (www.sec.gov) through the EDGAR system. Please read the prospectus/proxy statement carefully before making any decision to invest or when considering the Reorganization.

Transfers in and out of the Fund. At any time prior to the Closing Date, Contract Owners may transfer out of the Acquired Fund consistent with the transfer provisions of the applicable variable life insurance or variable annuity product prospectus. Contract Owners may transfer into any other available investment option under their policy or contract. Please see your variable product prospectus for information about other funds available for investment within your product. Please see your variable product prospectus for more information on transfers, including any restrictions on transfers into the Acquired Fund before the Closing Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE